OMEGA ENVIRONMENTAL, INC.                                          EXHIBIT 99.1
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                  (UNAUDITED)     (UNAUDITED)            (UNAUDITED)      (UNAUDITED)
                                                AUGUST 31, 1997  JULY 31, 1997          AUGUST 31, 1997   JULY 31, 1997
                                                      ESD             ESD       CHANGE       PSD              PSD           CHANGE
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------
CURRENT ASSETS
Cash                                                     23,978      152,230  (128,252)            -          303,247    (303,247)
Restricted cash held in escrow                        2,596,886    2,723,450  (126,564)            -               -          -
Accounts receivable
  A/R--trade                                         10,841,432   10,756,387    85,045      3,560,813        3,295,174     265,639
  A/R--interco                                           37,224       48,972   (11,748)       170,775          101,835      68,940
  A/R--employees                                          7,791        8,987    (1,196)        20,726           17,775       2,951
  A/R--supplemental                                     871,302      782,662    88,640                                         -
  A/R--misc.                                             27,364       16,367    10,997             -                           -
  Allowance for doubtful accounts                    (1,688,893)  (1,552,238) (136,655)      (195,462)        (276,667)     81,205
                                                 ----------------------------------------------------------------------------------
    Accounts receivable, net                         10,096,220   10,061,137    35,083      3,556,852        3,138,117     418,735
                                                 ----------------------------------------------------------------------------------
Costs and earnings in excess of billings              8,123,970    8,633,546  (509,576)            -               -           -
Prepaid expenses                                         56,127       93,819   (37,692)       139,161           99,267      39,894
Inventory                                                40,575       24,616    15,959      3,302,454        3,307,273      (4,819)
Inventory reserve                                            -           -         -         (890,385)        (890,385)        -
                                                 ----------------------------------------------------------------------------------
    Inventory, net                                       40,575       24,616    15,959      2,412,069        2,416,888      (4,819)
                                                 ----------------------------------------------------------------------------------
Other current assets                                         -           -         -               -               -           -
                                                 ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                 20,937,756   21,688,798  (751,042)     6,108,082        5,957,519     150,563
                                                 ----------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
  Field equipment                                     2,093,581    2,031,097    62,484        237,825          234,990       2,835
  Automotive equipment                                  895,569      832,814    62,755        620,425          603,459      16,966
  Office furniture and equipment                        788,013      760,564    27,449        857,925          599,547     258,378
  Equipment under capital leases                                          -        -                                -          -
  Leasehold improvements                                 90,823       90,823       -           37,993           37,993         -
                                                 ----------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIP., AT COST                      3,867,986    3,715,298   152,688      1,754,168        1,475,989     278,179
  Accum. Depreciation                                (2,068,992)  (1,940,006) (128,986)      (856,749)        (708,274)   (148,475)
                                                 ----------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIP., NET                          1,798,994    1,775,292    23,702        897,419          767,715     129,704
                                                 ----------------------------------------------------------------------------------
Long-term receivable - Other (Texas)                    814,814      814,814       -               -               -           -
Other Assets                                            166,478      161,178     5,300             -               -           -
Investment & Intercompany in Subsidiaires                    -           -         -               -               -           -
                                                 ----------------------------------------------------------------------------------
TOTAL ASSETS                                         23,718,042   24,440,082  (722,040)     7,005,501        6,725,234     280,267
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------

POST PETITION CURRENT LIABILITIES
  Accounts payable                                      253,654      103,822   149,832        164,478           62,395     102,083
  Line of Credit                                             -           -         -               -               -           -
  Accrued expenses, excluding bankruptcy costs          446,192      593,374  (147,182)       311,461          500,966    (189,505)
  Accrued bankruptcy costs                                   -           -         -               -               -           -
  Estimated claims against cash held in escrow        2,560,602    2,651,004   (90,402)            -               -           -
  Billings in excess of costs & earnings                     -           -         -               -               -           -
  Current portion of long term debt                          -           -         -               -               -           -
  Intercompany - BNYFC                                8,216,459    8,361,657  (145,198)     7,242,789        6,579,455     663,334
  Intercompany payables                                 210,101       90,160   119,941        248,621          138,963     109,658
                                                 ----------------------------------------------------------------------------------
TOTAL POST PETITION CURRENT LIABILITIES              11,687,008   11,800,017  (113,009)     7,967,349        7,281,779     685,570
Intercompany - BNYFC                                         -           -         -               -               -           -
Intercompany Notes Payable                            8,741,768    8,741,768       -               -                           -
Pre Petition Liabilities                              2,510,300    2,514,154    (3,854)     1,232,316        1,306,146     (73,830)
Pre Petition Estimated Construction Claims                   -           -         -               -               -           -
                                                 ----------------------------------------------------------------------------------
  TOTAL LIABILITIES                                  22,939,076   23,055,939  (116,863)     9,199,665        8,587,925     611,740
                                                 ----------------------------------------------------------------------------------
SHAREHOLDERS' EQUITY
Common stock at par                                          -           -         -                                -          -
Additional paid in capital                           17,791,864   17,791,864       -       14,113,361       14,113,361         -
Treasury Stock A-P-I-C                                       -           -         -               -               -           -
Retained earnings - prior                           (15,563,779) (15,563,779)      -      (14,767,222)     (14,767,222)        -
Y-T-D net income pre petition                           (26,496)     (26,496)      -         (247,894)        (247,894)        -
Y-T-D net income post petition                       (1,422,623)    (817,446) (605,177)    (1,292,409)        (960,936)   (331,473)
                                                 ----------------------------------------------------------------------------------
  TOTAL SHAREHOLDERS' EQUITY                            778,966    1,384,143  (605,177)    (2,194,164)      (1,862,691)   (331,473)
                                                 ----------------------------------------------------------------------------------
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY             23,718,042   24,440,082  (722,040)     7,005,501        6,725,234     280,267
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------


              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION



                                                                                            (UNAUDITED)     (UNAUDITED)
                                                   (UNAUDITED)     (UNAUDITED)            AUGUST 31, 1997  JULY 31, 1997
                                                 AUGUST 31, 1997  JULY 31, 1997             CONTINUING      CONTINUING
                                                    CORPORATE       CORPORATE     CHANGE    OPERATIONS      OPERATIONS      CHANGE
                                                 ----------------------------------------------------------------------------------
 CURRENT ASSETS
 Cash                                                  221,984      554,545     (332,561)      245,962      1,010,022     (764,060)
 Restricted cash held in escrow                           -            -            -        2,596,886      2,723,450     (126,564)
 Accounts receivable
   A/R--trade                                          145,652      103,577       42,075    14,547,897     14,155,138      392,759
   A/R--interco                                           -            -            -          207,999        150,807       57,192
   A/R--employees                                         -            -            -           28,517         26,762        1,755
   A/R--supplemental                                                                -          871,302        782,662       88,640
   A/R--misc.                                        1,156,362    1,154,904        1,458     1,183,726      1,171,271       12,455
   Allowance for doubtful accounts                  (1,203,557)  (1,203,557)        -       (3,087,912)    (3,032,462)     (55,450)
                                                 ----------------------------------------------------------------------------------
     Accounts receivable, net                           98,457       54,924      43,533     13,751,529     13,254,178      497,351
                                                 ----------------------------------------------------------------------------------
 Costs and earnings in excess of billings                 -            -            -        8,123,970      8,633,546     (509,576)
 Prepaid expenses                                      159,251      311,448     (152,197)      354,539        504,534     (149,995)
 Inventory                                                -            -            -        3,343,029      3,331,889       11,140
 Inventory reserve                                        -            -            -         (890,385)      (890,385)        -
                                                 ----------------------------------------------------------------------------------
     Inventory, net                                       -            -            -        2,452,644      2,441,504       11,140
                                                 ----------------------------------------------------------------------------------
 Other current assets                                      139          139         -              139            139         -
                                                 ----------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS                                  479,831      921,056     (441,225)   27,525,669     28,567,373   (1,041,704)
                                                 ----------------------------------------------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                        -            -            -        2,331,406      2,266,087       65,319
   Automotive equipment                                   -            -            -        1,515,994      1,436,273       79,721
   Office furniture and equipment                      401,225      401,225         -        2,047,163      1,761,336      285,827
   Equipment under capital leases                                      -            -             -              -            -
   Leasehold improvements                               21,780       21,780         -          150,596        150,596         -
                                                 ----------------------------------------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                      423,005      423,005         -        6,045,159      5,614,292      430,867
   Accum. Depreciation                                (345,849)    (342,155)      (3,694)   (3,271,590)    (2,990,435)    (281,155)
                                                 ----------------------------------------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                           77,156       80,850       (3,694)    2,773,569      2,623,857      149,712
                                                 ----------------------------------------------------------------------------------
 Long-term receivable - Other (Texas)                     -                         -          814,814        814,814         -
 Other Assets                                          486,189      704,835     (218,646)      652,667        866,013     (213,346)
 Investment & Intercompany in Subsidiaires          78,490,636   78,490,636         -       78,490,636     78,490,636         -
                                                 ----------------------------------------------------------------------------------
 TOTAL ASSETS                                       79,533,812   80,197,377     (663,565)  110,257,355    111,362,693   (1,105,338)
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                     61,807      253,020     (191,213)      479,939        419,237       60,702
   Line of Credit                                   20,098,371   20,403,947     (305,576)   20,098,371     20,403,947     (305,576)
   Accrued expenses, excluding bankruptcy costs        441,514      669,350     (227,836)    1,199,167      1,763,690     (564,523)
   Accrued bankruptcy costs                          1,422,864      987,864      435,000     1,422,864        987,864      435,000
   Estimated claims against cash held in escrow           -            -            -        2,560,602      2,651,004      (90,402)
   Billings in excess of costs & earnings                 -            -            -             -              -            -
   Current portion of long term debt                      -            -            -             -              -            -
   Intercompany - BNYFC                                                -            -       15,459,248     14,941,112      518,136
   Intercompany payables                                   360        9,287       (8,927)      459,082        238,410      220,672
                                                 ----------------------------------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES            22,024,916   22,323,468     (298,552)   41,679,273     41,405,264      274,009
 Intercompany - BNYFC                              (21,694,916) (21,912,337)     217,421   (21,694,916)   (21,912,337)     217,421
 Intercompany Notes Payable                               -                         -        8,741,768      8,741,768         -
 Pre Petition Liabilities                            2,552,506    2,296,555      255,951     6,295,122      6,116,855      178,267
 Pre Petition Estimated Construction Claims               -                         -             -              -            -
                                                 ----------------------------------------------------------------------------------
   TOTAL LIABILITIES                                 2,882,506    2,707,686      174,820    35,021,247     34,351,550      669,697
                                                 ----------------------------------------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                                   121,289      121,289         -          121,289        121,289         -
 Additional paid in capital                        133,347,234  133,347,234         -      165,252,459    165,252,459         -
 Treasury Stock A-P-I-C                               (562,506)    (562,506)        -         (562,506)      (562,506)        -
 Retained earnings - prior                         (45,592,619) (45,592,619)        -      (75,923,620)   (75,923,620)        -
 Y-T-D net income pre petition                        (895,498)    (895,498)        -       (1,169,888)    (1,169,888)        -
 Y-T-D net income post petition                     (9,766,594)  (8,928,209)    (838,385)  (12,481,626)   (10,706,591)  (1,775,035)
                                                 ----------------------------------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                       76,651,306   77,489,691     (838,385)   75,236,108     77,011,143   (1,775,035)
                                                 ----------------------------------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY           79,533,812   80,197,377     (663,565)  110,257,355    111,362,693   (1,105,338)
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------



              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSESSION CASE #97-06084
COMPARATIVE BALANCE SHEET INFORMATION


                                                  (UNAUDITED)     (UNAUDITED)                 (UNAUDITED)     (UNAUDITED)
                                                AUGUST 31, 1997  JULY 31, 1997              AUGUST 31, 1997  JULY 31, 1997
                                                  DISCONTINUED    DISCONTINUED                 COMBINED       COMBINED
                                                   OPERATIONS      OPERATIONS    CHANGE         FINAL          FINAL        CHANGE
                                                -----------------------------------------------------------------------------------
 CURRENT ASSETS
 Cash                                              111,854         81,864       29,990         357,816     1,091,886     (734,070)
 Restricted cash held in escrow                       -            68,087      (68,087)      2,596,886     2,791,537     (194,651)
 Accounts receivable
   A/R--trade                                   11,703,053     12,278,986     (575,933)     26,250,950    26,434,124     (183,174)
   A/R--interco                                    471,813        198,958      272,855            -             -            -
   A/R--employees                                    6,036         30,115      (24,079)         34,553        56,877      (22,324)
   A/R--supplemental                                  -              -                         871,302       782,662       88,640
   A/R--misc.                                      168,114        555,368     (387,254)      1,351,840     1,726,639     (374,799)
   Allowance for doubtful accounts              (3,274,939)    (2,922,062)    (352,877)     (6,362,851)   (5,954,524)    (408,327)
                                                ----------------------------------------------------------------------------------
     Accounts receivable, net                    9,074,077     10,141,365   (1,067,288)     22,145,794    23,045,778     (899,984)
                                                ----------------------------------------------------------------------------------
 Costs and earnings in excess of billings          553,581        568,706      (15,125)      8,677,551     9,202,252     (524,701)
 Prepaid expenses                                   49,771       (184,605)     234,376         404,310       319,929       84,381
 Inventory                                       2,763,584      3,315,989     (552,405)      6,106,613     6,647,878     (541,265)
 Inventory reserve                                (813,941)      (813,941)        -         (1,704,326)   (1,704,326)        -
                                                ----------------------------------------------------------------------------------
     Inventory, net                              1,949,643      2,502,048     (552,405)      4,402,287     4,943,552     (541,265)
                                                ----------------------------------------------------------------------------------
 Other current assets                               41,855         46,708       (4,853)         41,994        46,708       (4,714)
                                                ----------------------------------------------------------------------------------
 TOTAL CURRENT ASSETS                           11,780,781     13,224,173   (1,443,392)     38,626,638    41,441,642   (2,815,004)
                                                ----------------------------------------------------------------------------------
 PROPERTY AND EQUIPMENT
   Field equipment                                 502,814        875,879     (373,065)      2,834,220     3,141,966     (307,746)
   Automotive equipment                            393,291        825,569     (432,278)      1,909,285     2,261,842     (352,557)
   Office furniture and equipment                  521,164        700,528     (179,364)      2,568,327     2,461,864      106,463
   Equipment under capital leases                     -              -                            -             -
   Leasehold improvements                          199,949        311,474     (111,525)        350,545       462,070     (111,525)
                                                ----------------------------------------------------------------------------------
 TOTAL PROPERTY & EQUIP., AT COST                1,617,218      2,713,450   (1,096,232)      7,662,377     8,327,742     (665,365)
   Accum. Depreciation                            (636,712)    (1,105,082)     468,370      (3,908,302)   (4,095,517)     187,215
                                                ----------------------------------------------------------------------------------
 TOTAL PROPERTY & EQUIP., NET                      980,506      1,608,368     (627,862)      3,754,075     4,232,225     (478,150)
                                                ----------------------------------------------------------------------------------
 Long-term receivable - Other (Texas)                 -              -            -            814,814       814,814         -
 Other Assets                                       35,885         38,757       (2,872)        699,391       910,183     (210,792)
 Investment & Intercompany in Subsidiaires            -              -                         425,000       425,000         -
                                                ----------------------------------------------------------------------------------
 TOTAL ASSETS                                   12,797,172     14,871,298   (2,074,126)     44,319,918    47,823,864   (3,503,946)
                                                ----------------------------------------------------------------------------------
                                                ----------------------------------------------------------------------------------

 POST PETITION CURRENT LIABILITIES
   Accounts payable                                200,954        168,827       32,127         680,893       588,064       92,829
   Line of Credit                                     -              -            -         20,098,371    20,403,947     (305,576)
   Accrued expenses, excluding bankruptcy costs    231,620      1,003,566     (771,946)      1,430,787     2,767,256   (1,336,469)
   Accrued bankruptcy costs                           -              -            -          1,422,864       987,864      435,000
   Estimated claims against cash held in escrow       -              -            -          2,560,602     2,651,004      (90,402)
   Billings in excess of costs & earnings           10,868         25,518      (14,650)         10,868        25,518      (14,650)
   Current portion of long term debt                  -            19,141      (19,141)           -           19,141      (19,141)
   Intercompany - BNYFC                          6,235,592      6,970,697     (735,105)           -             -            -
   Intercompany payables                           220,729        117,370      103,359            -             -            -
                                                -----------------------------------------------------------------------------------
 TOTAL POST PETITION CURRENT LIABILITIES         6,899,763      8,305,119   (1,405,356)     26,204,385    27,442,794   (1,238,409)
 Intercompany - BNYFC                                 -              -            -               -             -            -
 Intercompany Notes Payable                      2,535,455      2,535,455         -               -             -            -
 Pre Petition Liabilities                       12,388,657     12,122,622      266,035      18,683,779    18,239,477      444,302
 Pre Petition Estimated Construction Claims      3,000,000      3,000,000         -          3,000,000     3,000,000         -
                                                ----------------------------------------------------------------------------------
   TOTAL LIABILITIES                            24,823,875     25,963,196   (1,139,321)     47,888,164    48,682,271     (794,107)
                                                -----------------------------------------------------------------------------------
 SHAREHOLDERS' EQUITY
 Common stock at par                             2,082,948      2,082,948         -            121,289       121,289         -
 Additional paid in capital                     25,370,632     25,370,632         -        124,480,375   124,480,375         -
 Treasury Stock A-P-I-C                               -              -            -           (562,506)     (562,506)        -
 Retained earnings - prior                     (32,353,339)   (32,353,339)        -       (111,988,497) (111,988,497)        -
 Y-T-D net income pre petition                    (676,048)      (676,048)        -         (1,845,936)   (1,845,936)        -
 Y-T-D net income post petition                 (6,450,896)    (5,516,091)    (934,805)    (13,772,971)  (11,063,132)  (2,709,839)
                                                -----------------------------------------------------------------------------------
   TOTAL SHAREHOLDERS' EQUITY                  (12,026,703)   (11,091,898)    (934,805)     (3,568,246)     (858,407)  (2,709,839)
                                                -----------------------------------------------------------------------------------
 TOTAL LIABILITIES & SHAREHOLDERS' EQUITY       12,797,172     14,871,298   (2,074,126)     44,319,918    47,823,864   (3,503,946)
                                                -----------------------------------------------------------------------------------
                                                -----------------------------------------------------------------------------------



              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION




                                        (UNAUDITED)    (UNAUDITED)                      (UNAUDITED)    (UNAUDITED)
                                        MONTH ENDED    MONTH ENDED                      MONTH ENDED    MONTH ENDED
                                       AUGUST 31, 1997 JULY 31, 1997                   AUGUST 31, 1997 JULY 31, 1997
                                             ESD            ESD          CHANGE              PSD            PSD           CHANGE
                                       --------------------------------------------    --------------------------------------------
 Sales                                  1,267,391      1,371,140       (103,749)        1,073,799      1,144,993        (71,194)
 Cost of Sales                            866,569        769,224         97,345           889,920        993,181       (103,261)
                                       --------------------------------------------    --------------------------------------------
     Gross Profit                         400,822        601,916       (201,094)          183,879        151,812         32,067

 Selling, General, and Administrative     396,528        370,259         26,269           284,705        249,821         34,884
                                       --------------------------------------------    --------------------------------------------

 Income From Operations                     4,294        231,657       (227,363)         (100,826)       (98,009)        (2,817)

 Other Income(Expense):
   I/C Interest Income (Expense)          (79,489)       (80,769)         1,280           (66,396)       (45,001)       (21,395)
   Interest Expense                        (1,550)        (3,531)         1,981                 -              -           -
   Interest Income                              -              -           -                    -              -           -
   Gain (loss) on Asset Disposition             -              -           -                    -              -           -
   Other Expense                         (528,431)             -       (528,431)         (164,251)       (45,393)      (118,858)
   Other Income                                 -              -           -                    -              -              -
                                       --------------------------------------------    --------------------------------------------
     Total Other Income (Expense)        (609,470)       (84,300)      (525,170)         (230,647)       (90,394)      (140,253)

 Net Income (Loss) Before Bankruptcy   --------------------------------------------    --------------------------------------------
        Administrative Expenses          (605,176)       147,357       (752,533)         (331,473)      (188,403)      (143,070)
 Bankruptcy Administrative Expenses             -                             -                 -                             -
                                       --------------------------------------------    --------------------------------------------
 Net Income (Loss)                       (605,176)       147,357       (752,533)         (331,473)      (188,403)      (143,070)
                                       --------------------------------------------    --------------------------------------------
                                       --------------------------------------------    --------------------------------------------




              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
         OPERATIONS INFORMATION


                                                                                        (UNAUDITED)      (UNAUDITED)
                                          (UNAUDITED)     (UNAUDITED)                   MONTH ENDED      MONTH ENDED
                                         MONTH ENDED       MONTH ENDED                AUGUST 31, 1997   JULY 31, 1997
                                       AUGUST 31, 1997    JULY 31, 1997                  CONTINUING      CONTINUING
                                          CORPORATE          CORPORATE      CHANGE       OPERATIONS      OPERATIONS     CHANGE
                                       ---------------------------------------------  -------------------------------------------
 Sales                                       -                   -                      2,341,190       2,516,133    (174,943)
 Cost of Sales                               -                   -           -          1,756,489       1,762,405      (5,916)
                                       ---------------------------------------------  -------------------------------------------
     Gross Profit                            -                   -           -            584,701         753,728    (169,027)

 Selling, General, and Administrative  363,457             379,006        (15,549)      1,044,690         999,086     45,604
                                       ---------------------------------------------  -------------------------------------------

 Income From Operations               (363,457)           (379,006)       15,549         (459,989)       (245,358)   (214,631)

 Other Income(Expense):
   I/C Interest Income (Expense)       231,614             259,316        (27,702)         85,729         133,546     (47,817)
   Interest Expense                   (174,987)           (172,311)        (2,676)       (176,537)       (175,842)       (695)
   Interest Income                       4,223               4,476           (253)          4,223           4,476        (253)
   Gain (loss) on Asset Disposition          -                   -           -                  -               -        -
   Other Expense                      (100,778)            (53,311)       (47,467)       (793,460)        (98,704)   (694,756)
   Other Income                              -               1,494         (1,494)              -           1,494      (1,494)
                                       ---------------------------------------------  -------------------------------------------
     Total Other Income (Expense)      (39,928)             39,664        (79,592)       (880,045)       (135,030)   (745,015)

 Net Income (Loss) Before Bankruptcy   ---------------------------------------------  -------------------------------------------
        Administrative Expenses       (403,385)           (339,342)       (64,043)     (1,340,034)       (380,388)   (959,646)
 Bankruptcy Administrative Expenses   (435,000)           (410,000)       (25,000)       (435,000)       (410,000)    (25,000)
                                       ---------------------------------------------  -------------------------------------------
 Net Income (Loss)                    (838,385)           (749,342)       (89,043)     (1,775,034)       (790,388)   (984,646)
                                       ---------------------------------------------  -------------------------------------------
                                       ---------------------------------------------  -------------------------------------------



              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE #97-06084
COMPARATIVE STATEMENT OF
   OPERATIONS INFORMATION



                                            (UNAUDITED)    (UNAUDITED)                  (UNAUDITED)     (UNAUDITED)
                                            MONTH ENDED    MONTH ENDED                  MONTH ENDED     MONTH ENDED
                                          AUGUST 31, 1997 JULY 31, 1997               AUGUST 31, 1997  JULY 31, 1997
                                           DISCONTINUING  DISCONTINUING                   COMBINED       COMBINED
                                             OPERATIONS     OPERATIONS       CHANGE         FINAL          FINAL          CHANGE
                                          ------------------------------------------    -------------------------------------------
 Sales                                       261,702        334,831        (73,129)      2,453,627      2,697,881      (244,254)
 Cost of Sales                               556,516        590,616        (34,100)      2,163,740      2,199,938       (36,198)
                                          ------------------------------------------    -------------------------------------------
     Gross Profit                           (294,814)      (255,785)       (39,029)        289,887        497,943      (208,056)

 Selling, General, and Administrative        336,591        925,655       (589,064)      1,381,281      1,924,741      (543,460)
                                          ------------------------------------------    -------------------------------------------
                                                -
Income From Operations                      (631,405)    (1,181,440)      550,035       (1,091,394)    (1,426,798)      335,404

 Other Income(Expense):
   I/C Interest Income (Expense)             (85,730)      (128,819)       43,089             -              -             -
   Interest Expense                              (10)        (7,880)        7,870         (176,547)      (183,722)        7,175
   Interest Income                             1,820          7,698        (5,878)           6,043         12,174        (6,131)
   Gain (loss) on Asset Disposition         (195,418)      (431,238)      235,820         (195,418)      (431,238)      235,820
   Other Expense                             (27,106)    (1,605,239)    1,578,133         (820,567)    (1,699,216)      878,649
   Other Income                                3,044            108         2,936            3,044          1,602         1,442
                                          ------------------------------------------    ------------------------------------------
     Total Other Income (Expense)           (303,400)    (2,165,370)    1,861,970       (1,183,445)    (2,300,400)    1,116,955

 Net Income (Loss) Before Bankruptcy      ------------------------------------------    ------------------------------------------
        Administrative Expenses             (934,805)    (3,346,810)    2,412,005       (2,274,839)    (3,727,198)    1,452,359
 Bankruptcy Administrative Expenses             -              -             -            (435,000)      (410,000)      (25,000)
                                          ------------------------------------------    ------------------------------------------
 Net Income (Loss)                          (934,805)    (3,346,810)    2,412,005       (2,709,839)    (4,137,198)    1,427,359
                                          ------------------------------------------    ------------------------------------------
                                          -------------------------------------------   -------------------------------------------



              See accompanying notes to financial statement information.

OMEGA ENVIRONMENTAL, INC.
DEBTOR IN POSSESSION CASE # 97 - 06084
COMPARATIVE STATEMENT OF CASH FLOWS INFORMATION



                                                              (UNAUDITED)          (UNAUDITED)
                                                               MONTH ENDED         MONTH ENDED
                                                             AUGUST 31, 1997      JULY 31, 1997            CHANGE
                                                            -----------------    ---------------     ---------------
Cash flows from operating activities:
  Net income (loss)                                          $  (2,709,839)     $  (4,137,198)       $  1,427,359

  Adjustments to reconcile net income (loss) to net cash
    used in operating activities:
      Depreciation                                                 117,095            138,653              (21,558)
      Equity in Losses in Subsidiaries                                   0          1,280,583           (1,280,583)
      (Gain) Loss on sale of property and equipment                195,418            415,063             (219,645)
    Change in certain assets & liabilities:
    (Increase) decrease in:
      Receivables                                                  899,984           (156,758)           1,056,742
      Costs in excess of billings                                  524,701           (418,786)             943,487
      Inventory                                                    541,265            540,310                  955
      Prepaids & other assets                                      (79,528)           215,334             (294,862)
     Increase (decrease) in:
      Accounts payable                                              92,829            179,885              (87,056)
      Accrued expenses                                            (901,469)          (123,746)            (777,723)
      Billings in excess of costs                                  (14,650)          (133,423)             118,773
      Other net changes in assets and liabilities                  314,902            218,776               96,126
                                                            -----------------    ---------------     ---------------
        Total adjustments                                        1,690,547          2,155,891             (465,344)
                                                            -----------------    ---------------     ---------------
        Net cash provided by (used in) operating activities     (1,019,292)        (1,981,307)             962,015


Cash flows from investing activities :
     Proceeds from sale of equipment                               178,951          1,933,475           (1,754,524)
     Additions to property and equipment                           (13,314)           (12,343)                (971)
                                                            -----------------    ---------------     ---------------
       Net cash provided by (used in) investing activities         165,637          1,921,132           (1,755,495)


Cash flows from financing and other activities:
  Net proceeds (repayments) from revolver credit loan             (305,576)           478,093             (783,669)
  Increase in pre petition liabilities                             425,161            209,176              215,985
                                                            -----------------    ---------------     ---------------
      Net cash provided by (used in) financing activities          119,585            687,269             (567,684)
                                                            -----------------    ---------------     ---------------
Net increase (decrease) in cash                                   (734,070)           627,094           (1,361,164)
                                                            -----------------    ---------------     ---------------

CASH AT BEGINNING OF PERIOD                                      1,091,886            464,792              627,094
                                                            -----------------    ---------------     ---------------

CASH AT END OF PERIOD                                           $  357,816       $  1,091,886          $  (734,070)
                                                            -----------------    ---------------     ---------------
                                                            -----------------    ---------------     ---------------




              See accompanying notes to financial statement information.

                                                                    EXHIBIT 99.1

Omega Environmental, Inc.
Debtor in Possession Case #  97-06084
August 31, 1997 and July 31,1997 Financial Reporting Information

Notes to Financial Statement Information

The financial statement information for August and July 1997 is unaudited and does not comply with generally accepted accounting principles. Additionally, significant estimates were used in the preparation of this financial statement information and actual results may vary significantly from these estimates.

As of August 31, 1997, the Company's borrowings under the debtor-in-possession financing agreement with BNY Financial Corporation ("BNYFC") were $20,098,371 which exceeded the $18,250,000 borrowing limit in the debtor-in-possession financing agreement by $1,848,371. Additionally, the Company's borrowings exceeded the collateral formula by $5,657,652. The Company and BNYFC continue to operate under the debtor-in-possession financing arrangement.